UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna —1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2013

Date of reporting period:	May 31, 2013

Item 1. Report to Shareholders

Contents

2-3	Letter to Shareholders
4	Fund Insights
5	Performance & Statistics
6–20	Schedule of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24–42	Notes to Financial Statements
43	Financial Highlights
44	Annual Shareholder Meeting Results/Changes in Investment Policy/Proxy Voting Policies & Procedures

Letter from the Chairman
and President/CEO

Dear Shareholder,

The US economy continued to expand during the six-month fiscal reporting period ended May 31, 2013. In contrast, growth in many other developed countries moderated and, in certain situations, fell into recession. Demand for equities and lower rated, higher yielding fixed income securities was solid, as investors looked to generate incremental returns in the low interest rate environment.

Six Months in Review

For the six months ended May 31, 2013, PIMCO Corporate & Income Opportunity Fund advanced 8.41% on net asset value (“NAV”) and declined 1.76% on market price.

While the pace of economic expansion was far from robust, the US economy continued to grow during the six-month reporting period. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 3.1% during the third quarter of 2012. GDP growth declined to a 0.4% pace during the fourth quarter of 2012 but rebounded to a 1.8% annual rate during the first quarter of 2013.

Despite mixed US economic data, there were continued signs of recovery in the housing market. In addition, while unemployment remains elevated, the unemployment rate dropped from 7.8% in November 2012 to 7.6% in May 2013. Elsewhere, consumer spending held up relatively well during the reporting period despite concerns related to higher tax rates, the “fiscal cliff,” and sequestration. The Federal Reserve (the “Fed”) and other developed country central banks, including the European Central Bank and Bank of Japan, maintained their accommodative monetary policies during the six month period.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

2	May 31, 2013 | Semi-Annual Report

Outlook

While unemployment remains well above the Fed’s 6.5% target, there has been a recent increase in market volatility and rising Treasury yields. This was partially triggered by expectations that the Fed may begin to taper the amount of quantitative easing. We expect the Fed will want more evidence that the economy is on solid footing prior to adjusting monetary policy and that tapering may become more of an issue in 2014. That being said, there may continue to be periods of heightened volatility given incoming economic data and the market’s attempts to anticipate future Fed actions.

Receive this report electronically and eliminate paper mailings.
To enroll, visit: us.allianzgi.com/edelivery.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

Semi-Annual Report | May 31, 2013	3

Fund Insights

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

For the six months ended May 31, 2013, PIMCO Corporate & Income Opportunity returned 8.41% on net asset value (“NAV”) and -1.76% on market price.

While the US fixed income market experienced periods of volatility during the reporting period, all told positive results were generated. Market volatility was triggered by a number of factors, including uncertainties regarding the “fiscal cliff” and sequestration, as well as the ongoing European sovereign debt crisis. However, with the Federal Reserve (the “Fed”) maintaining its highly accommodative monetary policy, investor demand for higher yielding securities was generally solid. All told, during the six months ended May 31, 2013, both short- and long-term Treasury yields moved higher and the yield curve steepened. Much of the increase in yields occurred in May, due to expectations that the Fed may begin to taper its asset purchase program sooner rather than later.

Most spread sectors (non-US Treasuries) generally performed in line with equal-duration Treasuries during the reporting period. One notable exception was high yield corporate bonds, as they generated strong absolute and relative returns.

Compared to the -1.05% return for the overall US fixed income market (as measured by the Barclays US Aggregate Index), investment grade and high yield bonds returned -0.86% and 5.79%, respectively (as measured by the Barclays US Credit and Barclays High Yield Indices) for the six month reporting period ended May 31, 2013.

Given strong overall demand from investors looking for yield, on a total return basis, lower rated, higher yielding corporate bonds generally outperformed higher quality, lower yielding corporate bonds. For instance, AAA-, AA-, A- and BBB-rated issues, as measured by the Barclays US Credit Index, returned -0.65%, -1.23%, -1.14%, and -0.49%, respectively. This trend held true in the high yield market, as BB-rated issues returned 3.99%, versus 5.50% for B-rated names as measured by the Barclays High Yield Index.

Sector and duration positioning drive results

An overweighting to the Life Insurance and Airline sectors contributed to results, as these issues outperformed the credit market as measured by the Fund’s benchmark, the 70% Barclays US credit/30% Merrill Lynch High Yield BB/B Index, during the reporting period. An underweighting to Consumer Non-Cyclicals was positive for returns due to the sector’s underperformance versus the credit market. The Fund’s duration positioning was also rewarded, as having a shorter duration than that of the Fund’s benchmark during the reporting period was positive as interest rates moved higher during the six month reporting period.

On the downside, underweight positions in Health Care and Independent Exploration and Energy companies were negative for results as these sectors outperformed the credit market.

The credit quality of a particular security or group of securities does not ensure the stability or safety of an overall portfolio. The quality ratings of individual issues/issuers are provided to indicate the credit-worthiness of such issues/issuer and generally range from AAA, Aaa, or AAA (highest) to D, C, or D (lowest) for S&P, Moody’s, and Fitch respectively.

4	May 31, 2013 | Semi-Annual Report

Performance & Statistics

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
Six Months	-1.76%	8.41%
1 Year	15.71%	30.62%
5 Year	19.10%	20.77%
10 Year	14.07%	14.18%
Commencement of Operations (12/27/02) to 5/31/13	14.94%	15.56%

Market Price/NAV Performance	Market Price/NAV:
Commencement of Operations (12/27/02) to 5/31/13	Market Price	$18.27
	NAV	$17.16
	Premium to NAV	6.47%
	Market Price Yield(2)	8.54%
	Leverage Ratio(3)	21.55%
	Moody’s Ratings as a % of total investments

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at May 31, 2013.

(3) Represents Preferred Shares outstanding (“Leverage”), as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

Semi-Annual Report | May 31, 2013	5

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 29.6%
$4,112	Alternative Loan Trust, 6.00%, 4/25/36 CMO	$3,579,874
	American Home Mortgage Assets Trust, CMO,
974	0.423%, 9/25/46 (j)	152,372
7,969	6.25%, 6/25/37	5,556,622
	Banc of America Alternative Loan Trust, CMO,
529	6.00%, 1/25/36	430,454
8,104	6.00%, 4/25/36	7,529,484
	Banc of America Funding Trust, CMO,
1,054	5.50%, 1/25/36	1,115,024
12,072	6.00%, 3/25/37	11,142,825
1,420	6.00%, 7/25/37	1,154,438
	BCAP LLC Trust, CMO (a) (c) (j),
2,609	4.977%, 7/26/37	281,890
4,779	6.006%, 3/26/37	1,456,737
2,355	14.014%, 6/26/36	502,867
	Bear Stearns ALT-A Trust, CMO (j),
3,477	2.917%, 9/25/35	2,831,116
1,248	2.924%, 11/25/36	880,741
3,293	4.382%, 8/25/36	2,405,481
	Chase Mortgage Finance Trust, CMO,
53	2.894%, 12/25/35 (j)	49,328
4,933	6.00%, 2/25/37	4,600,563
1,082	6.00%, 3/25/37	987,954
4,229	6.00%, 7/25/37	3,921,741
6,274	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36 CMO	6,621,413
10,672	Citigroup Mortgage Loan Trust, 5.741%, 4/25/37 CMO (j)	9,691,622
	Citimortgage Alternative Loan Trust, CMO,
19,006	5.75%, 5/25/37	16,550,678
10,580	6.00%, 6/25/37	9,287,036
	Countrywide Alternative Loan Trust, CMO,
59	5.25%, 5/25/21	57,983
1,441	5.50%, 3/25/35	1,358,508
12,749	5.50%, 9/25/35	11,918,052
418	5.50%, 3/25/36	332,482
1,759	5.75%, 1/25/35	1,676,134
1,773	6.00%, 2/25/35	1,772,618
6,749	6.00%, 2/25/37	5,631,917
1,420	6.00%, 4/25/37	1,238,989
4,372	6.00%, 8/25/37	3,063,737
7,041	6.25%, 12/25/36 (j)	5,833,461
1,830	6.50%, 8/25/36	1,407,042
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
2,991	5.50%, 10/25/35	3,033,762
1,176	5.75%, 12/25/35	1,129,098
4,076	5.75%, 3/25/37	3,820,276

6	May 31, 2013 | Semi-Annual Report

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$3,208	5.75%, 6/25/37	$3,058,137
1,818	6.00%, 4/25/36	1,645,374
423	6.00%, 5/25/36	400,011
2,668	6.00%, 2/25/37	2,564,860
6,921	6.00%, 3/25/37	6,563,952
747	6.00%, 4/25/37	707,174
2,889	6.25%, 9/25/36	2,539,052
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
4,795	5.75%, 4/25/36	4,299,214
2,531	6.00%, 2/25/37	2,347,388
5,882	6.00%, 6/25/37	5,439,193
2,254	6.50%, 10/25/21	1,919,537
5,345	6.75%, 8/25/36	4,197,449
3,202	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36 CMO	2,766,319
5,782	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36 CMO	5,092,954
	GSR Mortgage Loan Trust, CMO,
7,780	2.999%, 3/25/37 (j)	6,310,290
1,472	5.073%, 11/25/35 (j)	1,467,321
6,063	5.113%, 11/25/35 (j)	5,688,907
983	5.50%, 5/25/36	918,279
9,085	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37 CMO	5,814,008
4,800	JPMorgan Alternative Loan Trust, 6.31%, 8/25/36 CMO	3,762,478
	JPMorgan Mortgage Trust, CMO,
6,538	2.829%, 2/25/36 (j)	5,849,597
6,266	5.00%, 3/25/37	5,777,396
3,333	5.065%, 1/25/37 (j)	2,854,525
187	5.174%, 10/25/35 (j)	189,396
2,897	5.319%, 6/25/36 (j)	2,579,087
406	5.75%, 1/25/36	386,823
1,235	6.00%, 8/25/37	1,104,074
	Lehman Mortgage Trust, CMO,
3,555	6.00%, 7/25/36	2,931,931
898	6.00%, 7/25/37	799,754
6,654	MASTR Alternative Loans Trust, 6.75%, 7/25/36 CMO	5,040,286
6,351	Merrill Lynch Mortgage Investors Trust, 3.00%, 3/25/36 CMO (j)	4,611,533
10,684	Morgan Stanley Mortgage Loan Trust, 5.146%, 5/25/36 CMO (j)	8,605,809
21,837	New Century Alternative Mortgage Loan Trust, 6.31%, 7/25/36 CMO	16,246,091
	RBSSP Resecuritization Trust, CMO (a) (c) (j),
3,609	0.42%, 10/27/36	351,690
8,000	0.44%, 8/27/37	1,278,781
	Residential Accredit Loans, Inc., CMO,
369	0.373%, 6/25/46 (j)	180,078
2,141	0.423%, 5/25/37 (j)	587,514
2,079	6.00%, 6/25/36	1,720,514
8,726	6.00%, 8/25/36	7,404,832
6,469	6.00%, 9/25/36	4,686,306

Semi-Annual Report | May 31, 2013	7

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$3,843	6.00%, 12/25/36	$3,258,296
	Residential Asset Securitization Trust, CMO,
929	5.75%, 2/25/36	793,795
1,727	6.00%, 9/25/36	1,215,039
5,611	6.00%, 3/25/37	4,438,509
7,688	6.00%, 5/25/37	7,260,193
8,153	6.25%, 9/25/37	6,154,329
	Residential Funding Mortgage Securities I, CMO,
7,698	6.00%, 1/25/37	7,179,608
4,571	6.25%, 8/25/36	4,375,933
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
15,040	5.154%, 1/25/36	12,387,137
7,443	5.27%, 7/25/35	6,674,925
11,158	5.28%, 5/25/36	9,829,163
3,567	5.436%, 7/25/36	3,384,729
7,691	5.485%, 11/25/36	6,427,773
330	Structured Asset Mortgage Investments, Inc., 0.313%, 8/25/36 CMO (j)	251,047
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (j),
2,313	5.412%, 4/25/37	1,959,901
1,782	5.814%, 2/25/37	1,526,970
	Thornburg Mortgage Securities Trust, CMO (j),
2,788	5.75%, 6/25/47	2,569,160
3,346	5.80%, 3/25/37	3,153,353
	WaMu Mortgage Pass-Through Certificates, CMO (j),
4,777	2.333%, 6/25/37	4,018,477
1,069	2.385%, 12/25/36	938,314
1,859	2.52%, 7/25/37	1,463,541
1,232	2.666%, 9/25/36	1,040,540
3,405	5.022%, 2/25/37	3,229,490
4,552	6.096%, 10/25/36	4,089,919
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
710	0.938%, 4/25/47 (j)	23,491
2,154	1.013%, 5/25/47 (j)	206,219
3,707	6.00%, 10/25/35	3,124,797
6,265	6.00%, 3/25/36	5,591,013
5,019	6.00%, 6/25/37	4,306,565
3,621	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37 CMO	3,464,875
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
997	2.709%, 4/25/36 (j)	935,394
2,253	2.721%, 4/25/36 (j)	2,169,821
7,888	5.268%, 8/25/36 (j)	7,489,957
2,527	6.00%, 7/25/37	2,531,340
18,653	6.00%, 8/25/37	19,078,607
Total Mortgage-Backed Securities (cost-$380,856,426)		420,234,453

8	May 31, 2013 | Semi-Annual Report

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 18.4%
Airlines – 1.0%
$2,452	American Airlines Pass-Through Trust, 10.375%, 1/2/21	$2,581,007
	Continental Airlines Pass-Through Trust,
2,389	6.703%, 12/15/22	2,586,597
698	7.373%, 6/15/17	739,935
1,315	9.798%, 10/1/22	1,519,079
	United Air Lines Pass-Through Trust,
2,472	7.336%, 1/2/21 (a) (b) (c) (h) (acquisition cost-$2,472,046; purchased 6/19/07)	2,638,909
3,287	10.40%, 5/1/18	3,820,161
		13,885,688
Banking – 9.4%
	Ally Financial, Inc.,
594	5.70%, 6/15/13-12/15/13	596,426
189	5.85%, 6/15/13	189,186
761	5.90%, 12/15/13-1/15/19	763,281
6,497	6.00%, 7/15/13-9/15/19	6,472,268
56	6.05%, 8/15/19	56,080
10	6.10%, 9/15/19	9,819
881	6.15%, 9/15/13-10/15/19	885,830
1,470	6.20%, 11/15/13-4/15/19	1,474,379
5,018	6.25%, 7/15/13-5/15/19	4,997,294
1,221	6.30%, 10/15/13-3/15/16	1,230,002
2,793	6.35%, 4/15/16-7/15/19	2,808,942
348	6.40%, 3/15/16-12/15/18	346,688
2,573	6.50%, 11/15/13-2/15/20	2,558,995
139	6.55%, 10/15/16	139,086
497	6.60%, 5/15/18-6/15/19	499,313
1,334	6.65%, 6/15/18-2/15/20	1,338,440
389	6.70%, 5/15/14-6/15/19	390,763
1,687	6.75%, 7/15/16-6/15/19	1,689,577
20	6.80%, 10/15/18	19,584
740	6.85%, 4/15/16	744,598
189	6.90%, 6/15/17-8/15/18	190,132
87	6.95%, 6/15/17	87,235
8,305	7.00%, 7/15/16-11/15/24	8,266,148
1,240	7.05%, 3/15/18-4/15/18	1,241,139
2,784	7.125%, 10/15/17	2,791,049
15	7.15%, 9/15/18	15,108
2,858	7.20%, 10/15/17	2,833,512
11,228	7.25%, 6/15/16-3/15/25	11,221,600
3,086	7.30%, 12/15/17-1/15/18	3,070,968
5,267	7.375%, 11/15/16-4/15/18	5,272,203
6,933	7.50%, 6/15/16-3/15/25	6,953,747
826	7.55%, 5/15/16	837,447
658	7.75%, 10/15/17	655,604

Semi-Annual Report | May 31, 2013	9

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$1,180	8.00%, 10/15/17-11/15/17	$1,181,340
705	8.125%, 11/15/17	706,523
5	8.20%, 3/15/17	5,023
50	8.50%, 8/15/15	50,396
93	9.00%, 7/15/15-7/15/20	93,209
MXN62,000	Bank of America Corp., 4.854%, 4/29/25 (e) (j)	5,957,078
	LBG Capital No. 1 PLC,
€1,500	7.375%, 3/12/20	2,050,127
£6,300	7.588%, 5/12/20	10,266,199
5,439	7.869%, 8/25/20	8,995,376
5,000	11.04%, 3/19/20	9,037,392
	LBG Capital No. 2 PLC,
400	9.125%, 7/15/20	683,545
400	12.75%, 8/10/20	740,555
650	14.50%, 1/30/22	1,353,025
2,000	15.00%, 12/21/19	4,443,634
€7,800	15.00%, 12/21/19	14,826,893
$1,550	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (f)	1,635,250
		132,672,008
Diversified Financial Services – 3.3%
10,000	Glen Meadow Pass-Through Trust, 6.505%, 2/12/67 (converts to FRN on 2/15/17) (a) (b) (c) (h) (acquisition cost-$7,700,000; purchased 2/18/10)	9,762,500
2,000	International Lease Finance Corp., 8.625%, 9/15/15	2,260,000
20,150	SLM Corp., 8.00%, 3/25/20	22,013,875
	Springleaf Finance Corp.,
4,300	5.40%, 12/1/15	4,450,500
8,500	6.50%, 9/15/17	8,712,500
		47,199,375
Electric Utilities – 0.4%
4,200	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b) (d) (e)	104,686
5,000	Red Oak Power LLC, 9.20%, 11/30/29	5,550,000
		5,654,686
Home Builders – 0.1%
1,800	Hampton Roads PPV LLC, 6.171%, 6/15/53 (a) (b) (c) (h) (acquisition cost-$1,710,198; purchased 9/25/12)	1,742,922
Insurance – 3.0%
	American International Group, Inc.,
MXN130,000	7.98%, 6/15/17	10,166,889
€21,200	8.00%, 5/22/68 (converts to FRN on 5/22/18) (a) (b) (c) (h) (acquisition cost-$25,155,715; purchased 2/8/12)	32,790,081
		42,956,970
Telecommunications – 1.2%
$15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,979,688
Total Corporate Bonds & Notes (cost-$229,150,775)		261,091,337

10 May 31, 2013 | Semi-Annual Report

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
Municipal Bonds – 5.0%
California – 4.5%
$3,400	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	$3,714,194
6,480	Los Angeles Community Redev. Agcy., Tax Allocation, 6.02%, 9/1/21, Ser. L (NPFGC)	6,506,503
3,425	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	3,585,085
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	23,154,411
28,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	27,774,390
		64,734,583
Texas – 0.5%
6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27, Ser. O	6,591,375
Total Municipal Bonds (cost-$70,330,104)		71,325,958

Shares
Preferred Stock – 4.8%
Banking – 2.6%
298,700	CoBank ACB, 11.00%, 7/1/13, Ser. C (a) (b) (c) (f) (h) (i) (acquisition cost-$16,727,200; purchased 8/23/10-2/1/11)	15,429,737
823,868	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (i)	21,931,366
		37,361,103
Diversified Financial Services – 2.2%
570,000	Citigroup Capital XIII, 7.875%, 10/30/15 (i)	16,011,300
12,000	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	15,093,750
		31,105,050
Total Preferred Stock (cost-$65,370,614)		68,466,153

Principal Amount (000s)
Asset-Backed Securities – 3.4%
$148	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 1.543%, 3/25/33 (j)	130,373
481	Credit-Based Asset Servicing and Securitization LLC, 4.685%, 12/25/35	463,988
	Greenpoint Manufactured Housing (j),
8,300	8.30%, 10/15/26	9,127,763
6,288	8.45%, 6/20/31	6,101,140
4,003	GSAA Home Equity Trust, 6.295%, 6/25/36	2,674,302
2,248	GSAA Trust, 5.80%, 3/25/37	1,468,105
5,166	IndyMac Residential Asset-Backed Trust, 0.353%, 7/25/37 (j)	3,415,772
10,400	JPMorgan Mortgage Acquisition Trust 2007-CH1, 5.494%, 11/25/36	9,777,805
2,272	Mid-State Trust IV, 8.33%, 4/1/30	2,427,659
3,248	Mid-State Trust VII, 6.34%, 10/15/36	3,430,942
2,344	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (j)	1,892,217
12,162	Renaissance Home Equity Loan Trust, 5.612%, 4/25/37	7,262,621
Total Asset-Backed Securities (cost-$44,736,517)		48,172,687

Semi-Annual Report | May 31, 2013 11

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
Sovereign Debt Obligations – 2.0%
Brazil – 1.9%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL53,578	10.00%, 1/1/17	$25,246,899
832	10.00%, 1/1/21	384,275
2,628	10.00%, 1/1/23	1,200,393
		26,831,567
Spain – 0.1%
€1,400	Autonomous Community of Catalonia, 3.875%, 9/15/15	1,810,369
Total Sovereign Debt Obligations (cost-$30,502,830)		28,641,936
U.S. Government Agency Securities (b) – 0.5%
	Fannie Mae, CMO, IO,
$8,949	4.00%, 12/25/42	1,810,225
15,715	6.057%, 8/25/41 (j)	3,743,509
7,064	6.407%, 4/25/41 (j)	1,638,980
4,214	Ginnie Mae, 4.00%, 5/16/42 CMO, IO	783,134
Total U.S. Government Agency Securities (cost-$7,705,060)		7,975,848
Short-Term Investments – 36.3%
Repurchase Agreements – 36.2%
4,500	Banc of America Securities LLC, dated 5/31/13, 0.09%, due 6/3/13, proceeds $4,500,034; collateralized by U.S. Treasury Notes, 0.25%, due 9/15/15, valued at $4,594,650 including accrued interest	4,500,000
100,000	Bank of Nova Scotia, dated 5/31/13, 0.10%, due 6/3/13, proceeds $100,000,833; collateralized by U.S. Treasury Notes, 1.875%, due 6/30/15, valued at $102,015,416 including accrued interest	100,000,000
77,700	Citigroup Global Markets, Inc., dated 5/31/13, 0.09%, due 6/3/13, proceeds $77,700,583; collateralized by U.S. Treasury Notes, 0.75%, due 10/31/17, valued at $79,226,506 including accrued interest	77,700,000
22,600	Credit Suisse Securities (USA) LLC, dated 5/31/13, 0.10%, due 6/3/13, proceeds $22,600,188; collateralized by U.S. Treasury Notes, 0.625%, due 11/30/17, valued at $23,123,575 including accrued interest	22,600,000

12 May 31, 2013 | Semi-Annual Report

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$149,300	JPMorgan Chase & Co., dated 5/31/13, 0.08%-0.09%, due 6/3/13, proceeds $149,301,025; collateralized by Fannie Mae, 0.75%, due 12/19/14, valued at $36,406,613 and U.S. Treasury Notes, 0.25%, due 3/31/15, valued at $115,909,205 including accrued interest	$149,300,000
12,300	JPMorgan Securities, Inc., dated 5/31/13, 0.11%, due 6/3/13, proceeds $12,300,113; collateralized by Freddie Mac, 1.00%, due 8/27/14, valued at $12,570,314 including accrued interest	12,300,000
44,200	Morgan Stanley & Co., Inc., dated 5/31/13, 0.10%-0.11%, due 6/3/13, proceeds $44,200,378; collateralized by Federal Home Loan Bank, zero coupon, due 7/15/13, valued at $11,227,742 and U.S. Treasury Notes, 1.00%, due 3/31/17, valued at $33,871,908 including accrued interest	44,200,000
100,000	RBC Capital Markets LLC, dated 5/31/13, 0.10%, due 6/3/13, proceeds $100,000,833; collateralized by U.S. Treasury Notes, 1.50%, due 7/31/16, valued at $101,976,116 including accrued interest	100,000,000
3,737	State Street Bank and Trust Co., dated 5/31/13, 0.01%, due 6/3/13, proceeds $3,737,003; collateralized by Freddie Mac, 2.06%, due 10/17/22, valued at $3,814,651 including accrued interest	3,737,000
Total Repurchase Agreements (cost-$514,337,000)		514,337,000
U.S. Treasury Obligations (g) (k) – 0.1%
795	U.S. Treasury Bills, 0.086%-0.132%, 2/6/14-3/6/14 (cost-$794,440)	794,484
Total Short-Term Investments (cost-$515,131,440)		515,131,484
Total Investments (cost-$1,343,783,766) –100.0%		$1,421,039,856

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $66,236,114, representing 4.7% of total investments.
(b)	Illiquid.
(c)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.
(e)	Fair-Valued–Securities with an aggregate value of $6,061,764, representing 0.4% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

Semi-Annual Report | May 31, 2013 13

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	Restricted. The aggregate acquisition cost of such securities is $53,765,159. The aggregate value is $62,364,149, representing 4.4% of total investments.
(i)	Dividend rate is fixed until the first call date and variable thereafter.
(j)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on May 31, 2013.
(k)	Rates reflect the effective yields at purchase date.
(l)	Transactions in options written for the six months ended May 31, 2013:

	Notional Amount (000s)	Premiums
Options outstanding November 30, 2012	–	–
Options written	$200,000	$451,000
Options expired	(200,000)	(451,000)
Options outstanding, May 31, 2013	–	–

(m)	Credit default swap agreements outstanding at May 31, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Paid	Unrealized Appreciation
BNP Paribas:
Royal Bank of Scotland	$3,500	0.10%	6/20/13	2.65%	$24,277	–	$24,277
Royal Bank of Scotland	3,500	0.28%	6/20/13	1.50%	13,298	–	13,298
					$37,575	–	$37,575

(1)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at May 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(n)	Interest rate swap agreements outstanding at May 31, 2013:

14 May 31, 2013 | Semi-Annual Report

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Goldman Sachs	$118,000	6/18/18	3-Month USD-LIBOR	1.25%	$237,668	$22,958	$214,710
Goldman Sachs	520,000	12/18/22	3-Month USD-LIBOR	2.30%	2,160,550	941,575	1,218,975
Morgan Stanley	218,400	7/31/20	3-Month USD-LIBOR	1.85%	(96,293)	290,639	(386,932)
Royal Bank of Scotland	294,000	12/18/22	3-Month USD-LIBOR	2.30%	1,221,542	497,219	724,323
					$3,523,467	$1,752,391	$1,771,076

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation
Goldman Sachs (CME)	$201,000	6/19/43	2.75%	3-Month USD-LIBOR	$20,246,901	$6,116,702

(o)  Forward foreign currency contracts outstanding at May 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2013	Unrealized Appreciation (Depreciation)
Purchased:
51,731,647 Brazil Real settling 6/4/13	Credit Suisse First Boston	$24,265,513	$24,153,351	$(112,162)
51,731,647 Brazil Real settling 6/4/13	UBS	25,686,021	24,153,351	(1,532,670)
8,032,000 British Pound settling 6/4/13	Barclays Bank	12,075,172	12,203,812	128,640
6,790,000 British Pound settling 6/4/13	BNP Paribas	10,564,188	10,316,719	(247,469)
2,692,000 British Pound settling 6/4/13	Citigroup	4,069,550	4,090,222	20,672
48,327,000 British Pound settling 7/2/13	Citigroup	73,355,940	73,414,024	58,084
2,128,000 British Pound settling 6/4/13	Credit Suisse First Boston	3,242,776	3,233,281	(9,495)
40,094,000 British Pound settling 7/2/13	Deutsche Bank	60,319,980	60,907,192	587,212

Semi-Annual Report | May 31, 2013 15

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value May 31, 2013	Unrealized Appreciation (Depreciation)
2,520,000 British Pound settling 6/4/13	JPMorgan Chase	$3,853,348	$3,828,885	$(24,463)
3,920,000 British Pound settling 6/4/13	Royal Bank of Scotland	5,976,369	5,956,044	(20,325)
112,639,000 British Pound settling 6/4/13	UBS	170,253,849	171,143,576	889,727
962,000 Euro settling 7/2/13	Barclays Bank	1,243,611	1,250,542	6,931
3,200,000 Euro settling 6/4/13	Credit Suisse First Boston	4,176,769	4,159,199	(17,570)
3,000,000 Euro settling 6/4/13	JPMorgan Chase	3,909,309	3,899,249	(10,060)
40,695,000 Euro settling 6/4/13	Morgan Stanley	52,557,592	52,893,307	335,715
7,230,000 Euro settling 6/4/13	Royal Bank of Canada	9,474,662	9,397,189	(77,473)
3,170,000 Euro settling 6/4/13	Royal Bank of Scotland	4,111,630	4,120,206	8,576
1,697,000 Euro settling 6/4/13	UBS	2,184,185	2,205,675	21,490
1,424,000 Mexican Peso settling 6/27/13	BNP Paribas	116,993	111,194	(5,799)
81,383,007 Mexican Peso settling 6/27/13	JPMorgan Chase	6,634,033	6,354,848	(279,185)
Sold:
51,731,647 Brazil Real settling 6/4/13	Credit Suisse First Boston	26,109,952	24,153,351	1,956,601
51,731,647 Brazil Real settling 6/4/13	UBS	24,265,513	24,153,351	112,162
51,731,647 Brazil Real settling 8/2/13	UBS	25,460,994	23,886,962	1,574,032
2,163,000 British Pound settling 6/4/13	BNP Paribas	3,277,304	3,286,460	(9,156)
1,920,000 British Pound settling 6/4/13	HSBC Bank	2,963,050	2,917,246	45,804
134,638,000 British Pound settling 6/4/13	Royal Bank of Scotland	205,348,666	204,568,833	779,833
112,639,000 British Pound settling 7/2/13	UBS	170,224,337	171,111,019	(886,682)
58,992,000 Euro settling 6/4/13	BNP Paribas	76,676,740	76,674,825	1,915
40,695,000 Euro settling 7/2/13	Morgan Stanley	52,565,813	52,901,026	(335,213)
81,383,007 Mexican Peso settling 9/18/13	JPMorgan Chase	6,591,319	6,310,838	280,481
82,807,007 Mexican Peso settling 6/27/13	UBS	6,412,933	6,466,042	(53,109)
				$3,187,044

(p)

At May 31, 2013, the Fund held $9,140,000 in cash as collateral and pledged cash collateral of $14,946,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(q)

The weighted average daily balance of reverse repurchase agreements during the six months ended May 31, 2013 was $1,100,000, at a weighted average interest rate of 0.55%. There were no open reverse repurchase agreements at May 31, 2013.

(r)	Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

16 May 31, 2013 | Semi-Annual Report

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 5/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	–	$419,731,586	$502,867	$420,234,453
Corporate Bonds & Notes:
Airlines	–	–	13,885,688	13,885,688
Banking	–	126,714,930	5,957,078	132,672,008
Electric Utilities	–	5,550,000	104,686	5,654,686
All Other	–	108,878,955	–	108,878,955
Municipal Bonds	–	71,325,958	–	71,325,958
Preferred Stock:
Banking	$21,931,366	15,429,737	–	37,361,103
Diversified Financial Services	16,011,300	15,093,750	–	31,105,050
Asset-Backed Securities	–	48,172,687	–	48,172,687
Sovereign Debt Obligations	–	28,641,936	–	28,641,936
U.S. Government Agency Securities	–	7,975,848	–	7,975,848
Short-Term Investments	–	515,131,484	–	515,131,484
	37,942,666	1,362,646,871	20,450,319	1,421,039,856
Other Financial Instruments* – Assets
Credit Contracts	–	37,575	–	37,575
Foreign Exchange Contracts	–	6,807,875	–	6,807,875
Interest Rate Contracts	–	8,274,710	–	8,274,710
	–	15,120,160	–	15,120,160
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(3,620,831)	–	(3,620,831)
Interest Rate Contracts	–	(386,932)	–	(386,932)
	–	(4,007,763)	–	(4,007,763)
Totals	$37,942,666	$1,373,759,268	$20,450,319	$1,432,152,253

At May 31, 2013, there were no transfers between Levels 1 and 2.

Semi-Annual Report | May 31, 2013 17

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended May 31, 2013, was as follows:

	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 5/31/13
Investments in Securities – Assets
Mortgage-Backed Securities	$1,268,059	–	–	$130,344	$(167,087	)†	$728,288	–	$(1,456,737)	$502,867
Corporate Bonds & Notes:
Airlines	23,752,907	–	$(10,273,726)	(6,134)	1,838,452		(1,425,811)	–	–	13,885,688
Banking	14,921,756	$5,704,978	(17,284,704)	(15,104)	9,950,936		(7,320,784)	–	–	5,957,078
Electric Utilities	–	–	–	–	–		–	$104,686	–	104,686
Home Builders	1,724,796	–	–	235	–		17,891	–	(1,742,922)	–
Totals	$41,667,518	$5,704,978	$(27,558,430)	$109,341	$11,622,301		$(8,000,416)	$104,686	$(3,199,659)	$20,450,319

†  Relates to paydown shortfall.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at May 31, 2013.

	Ending Balance at 5/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$502,867	Third-Party Pricing Vendor	Single Broker Quote	$21.35
Corporate Bonds & Notes	13,885,688	Third-Party Pricing Vendor	Single Broker Quote	$105.25 – 116.22
	6,061,764	Benchmark Pricing	Security Price Reset	$2.50 – 9.61

*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because an evaluated price from a third-party vendor was not available.
***	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at May 31, 2013, was $526,220. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

18 May 31, 2013 | Semi-Annual Report

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

(s)  The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at May 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$2,158,008	$37,575	–	$2,195,583
Receivable for variation margin on centrally cleared swaps*	958,407	–	–	958,407
Unrealized appreciation of forward foreign currency contracts	–	–	$6,807,875	6,807,875
Total asset derivatives	$3,116,415	$37,575	$6,807,875	$9,961,865
Liability derivatives:
Unrealized depreciation of OTC swaps	$(386,932)	–	–	$(386,932)
Unrealized depreciation of forward foreign currency contracts	–	–	$(3,620,831)	(3,620,831)
Total liability derivatives	$(386,932)	–	$(3,620,831)	$(4,007,763)

*	Included in net appreciation/depreciation of $6,116,702 on centrally cleared swaps as reported in note (n) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended May 31, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Options written	$451,000	–	–	$451,000
Swaps	(113,891)	$20,309,364	–	20,195,473
Foreign currency transactions (forward foreign currency contracts)	–	–	$7,544,830	7,544,830
Total net realized gain (loss)	$337,109	$20,309,364	$7,544,830	$28,191,303
Net change in unrealized appreciation/depreciation of:
Swaps	$6,810,423	$(17,509,376)	–	$(10,698,953)
Foreign currency transactions (forward foreign currency contracts)	–	–	$2,568,593	2,568,593
Total net change in unrealized appreciation/depreciation	$6,810,423	$(17,509,376)	$2,568,593	$(8,130,360)

Semi-Annual Report | May 31, 2013 19

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited) (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended May 31, 2013:

Options	Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap
Written (2)	Purchased	Sold	USD Sell	EUR Sell	Agreements (2)
$66,667	$376,005,187	$628,360,174	$227,717	€3,333	$960,067

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

Glossary:

BRL	-	Brazilian Real
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MXN	-	Mexican Peso
NPFGC	-	insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter

20 May 31, 2013 | Semi-Annual Report | See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
PIMCO Corporate & Income Opportunity Fund
May 31, 2013 (unaudited)

Assets:
Investments, at value (cost-$829,446,766)	$906,702,856
Repurchase agreements, at cost and value	514,337,000
Receivable for investments sold	73,427,327
Deposits with brokers for swaps collateral	14,946,000
Interest receivable	8,695,431
Unrealized appreciation of forward foreign currency contracts	6,807,875
Receivable from broker	2,641,040
Unrealized appreciation of OTC swaps	2,195,583
Swap premiums paid	1,752,391
Receivable for variation margin on centrally cleared swaps	958,407
Prepaid expenses	80,372
Total Assets	1,532,544,282

Liabilities:
Payable to custodian for cash overdraft (including foreign currency, at value of $26,487 with a cost of $27,895)	529,436
Payable to brokers for cash collateral received	9,140,000
Dividends payable to common and preferred shareholders	8,967,389
Unrealized depreciation of forward foreign currency contracts	3,620,831
Investment management fees payable	771,221
Payable for investments purchased	624,183
Unrealized depreciation of OTC swaps	386,932
Interest payable for cash collateral received	1,007
Accrued expenses	241,360
Total Liabilities	24,282,359
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 13,000 issued and outstanding)	325,000,000
Net Assets Applicable to Common Shareholders	$1,183,261,923

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share, applicable to 68,958,351 shares issued and outstanding)	$690
Paid-in-capital in excess of par	984,638,033
Dividends in excess of net investment income	(19,113,446)
Accumulated net realized gain	129,683,782
Net unrealized appreciation	88,052,864
Net Assets Applicable to Common Shareholders	$1,183,261,923
Net Asset Value Per Common Share	$17.16

See accompanying Notes to Financial Statements | Semi-Annual Report | May 31, 2013 21

Statement of Operations
PIMCO Corporate & Income Opportunity Fund
Six Months ended May 31, 2013 (unaudited)

Investment Income:
Interest	$50,005,419
Dividends	4,629,297
Miscellaneous	58,500
Total Investment Income	54,693,216

Expenses:
Investment management	4,488,397
Auction agent and commissions	255,346
Custodian and accounting agent	213,206
Shareholder communications	87,787
Audit and tax services	55,494
Trustees	53,278
New York Stock Exchange listing	22,007
Legal	21,784
Insurance	17,742
Transfer agent	12,910
Interest	9,276
Miscellaneous	9,124
Total Expenses	5,246,351

Net Investment Income	49,446,865

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	100,877,370
Options written	451,000
Swaps	20,195,473
Foreign currency transactions	6,911,130
Net change in unrealized appreciation/depreciation of:
Investments	(75,340,211)
Swaps	(10,698,953)
Foreign currency transactions	2,205,429
Net realized and change in unrealized gain	44,601,238
Net Increase in Net Assets Resulting from Investment Operations	94,048,103
Dividends on Preferred Shares from Net Investment Income	(273,413)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$93,774,690

22 May 31, 2013 | Semi-Annual Report | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders
PIMCO Corporate & Income Opportunity Fund

	Six Months ended May 31, 2013 (unaudited)	Year ended November 30, 2012
Investment Operations:
Net investment income	$49,446,865	$114,316,081
Net realized gain	128,434,973	77,838,207
Payments from Affiliates (see Note 8)	–	24,514
Net change in unrealized appreciation/depreciation	(83,833,735)	184,966,099
Net increase in net assets resulting from investment operations	94,048,103	377,144,901

Dividends and Distributions on Preferred Shares from:
Net investment income	(110,211)	(544,607)
Net realized gains	(163,202)	–
Total dividends and distributions on Preferred Shares	(273,413)	(544,607)
Net increase in net assets applicable to common shareholders resulting from investment operations	93,774,690	376,600,294
Dividends and Distributions to Common Shareholders from:
Net investment income	(80,760,342)	(148,482,960)
Net realized gains	(42,808,900)	–
Total dividends and distributions to common shareholders	(123,569,242)	(148,482,960)

Common Share Transactions:
Reinvestment of dividends and distributions	7,966,453	9,777,530
Total increase (decrease) in net assets applicable to common shareholders	(21,828,099)	237,894,864

Net Assets Applicable to Common Shareholders:
Beginning of period	1,205,090,022	967,195,158
End of period*	$1,183,261,923	$1,205,090,022
*Including undistributed (dividends in excess of) net investment income of:	$(19,113,446)	$12,310,242

Common Shares Issued in Reinvestment of Dividends	405,565	551,807

See accompanying Notes to Financial Statements | Semi-Annual Report | May 31, 2013 23

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Corporate & Income Opportunity Fund (the “Fund”), were organized as Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Fund’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized an unlimited amount of common shares with $0.00001 par value.

The Fund’s primary investment objective is to seek maximum total return through a combination of current income and capital appreciation by investing at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis.

There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by the issued ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Fund’s management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

24 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day

Semi-Annual Report | May 31, 2013 25

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■                Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

■                Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

■                Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that

26 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed

Semi-Annual Report | May 31, 2013 27

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps traded OTC are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given

28 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund’s management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Fund’s financial statements at May 31, 2013. The federal income tax returns for the

Semi-Annual Report | May 31, 2013 29

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Fund declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

30 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on

Semi-Annual Report | May 31, 2013 31

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(n) Custody Credits on Cash Balances

The Fund may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure

32 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

2. Principal Risks (continued)

of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be

Semi-Annual Report | May 31, 2013 33

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

2. Principal Risks (continued)

subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that

34 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

2. Principal Risks (continued)

give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, dividend and dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using

Semi-Annual Report | May 31, 2013 35

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund at times uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risks associated with purchasing an option include the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered

36 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

commodities exchange (“centrally cleared swaps”). The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced

Semi-Annual Report | May 31, 2013 37

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

38 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2013 for which the Fund is the seller of protection are disclosed in the Notes

Semi-Annual Report | May 31, 2013 39

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Fund with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the

40 May 31, 2013 | Semi-Annual Report

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

4. Investment Manager/Sub-Adviser (continued)

Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the six months ended May 31, 2013, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $257,491,819 and $883,006,829, respectively. Purchases and sales of U.S. government obligations were $9,388,952 and $1,501,648, respectively.

6. Income Tax Information

The cost basis of portfolio securities for federal income tax purposes is $1,343,783,766. Gross unrealized appreciation is $84,958,808; gross unrealized depreciation is $7,702,718; and net unrealized appreciation is $77,256,090. The difference between book and tax cost basis is primarily attributable to wash sale loss deferrals.

7. Auction-Rate Preferred Shares

The Fund has issued 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the six months ended May 31, 2013, the annualized dividend rates ranged from:

	High	Low	At May 31, 2013
Series M	0.240%	0.040%	0.100%
Series T	0.260%	0.040%	0.140%
Series W	0.260%	0.040%	0.100%
Series TH	0.260%	0.080%	0.100%
Series F	0.320%	0.100%	0.100%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of

Semi-Annual Report | May 31, 2013 41

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

May 31, 2013 (unaudited)

7. Auction-Rate Preferred Shares (continued)

Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). As a consequence of the downgrade in July 2012 the current multiplier for calculating the maximum rate is 200%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

8. Payments from Affiliate

During the year ended November 30, 2012, the Sub-Adviser reimbursed the Fund $24,514 (less than $0.005 per common share) for realized losses resulting from a trading error.

9. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On June 3, 2013, a dividend of $0.13 per share was declared to common shareholders payable July 1, 2013 to shareholders of record on June 13, 2013.

On July 1, 2013, a dividend of $0.13 per share was declared to common shareholders payable August 1, 2013 to shareholders of record on July 11, 2013.

There were no other subsequent events that require recognition or disclosure.

42 May 31, 2013 | Semi-Annual Report

Financial Highlights

PIMCO Corporate & Income Opportunity Fund

For a common share outstanding throughout each period:

	Six Months ended May 31, 2013		Year ended November 30,
	(unaudited)		2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.58		$14.22	$16.29	$13.63	$8.54	$14.34
Investment Operations:
Net investment income	0.72		1.68	1.88	1.80	1.64	1.40
Net realized and change in unrealized gain (loss)	0.66		3.87	(1.87)	2.83	4.85	(5.52)
Total from investment operations	1.38		5.55	0.01	4.63	6.49	(4.12)
Dividends and Distributions on Preferred Shares from:
Net investment income	(–	)†	(0.01)	(0.01)	(0.01)	(0.02)	(0.30)
Net realized gains	(–	)†	–	–	–	–	–
Total dividends and distributions on Preferred Shares	(–	)†	(0.01)	(0.01)	(0.01)	(0.02)	(0.30)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.38		5.54	0.00	4.62	6.47	(4.42)
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.18)		(2.18)	(2.07)	(1.96)	(1.38)	(1.38)
Net realized gains	(0.62)		–	–	–	–	–
Total dividends and distributions to common shareholders	(1.80)		(2.18)	(2.07)	(1.96)	(1.38)	(1.38)
Net asset value, end of period	$17.16		$17.58	$14.22	$16.29	$13.63	$8.54
Market price, end of period	$18.27		$20.37	$16.78	$17.30	$14.00	$7.55
Total Investment Return (1)	(1.76)%		36.86%	9.24%	40.36%	111.56%	(39.06)%
Ratios/Supplemental Data:
Net assets, applicable to common shareholders, end of period (000s)	$1,183,262		$1,205,090	$967,195	$1,098,920	$911,702	$566,927
Ratio of expenses to average net assets, including interest expense (2)(4)	0.90	%(5)	1.05%	1.09%	1.02%	1.32%	1.39	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	0.89	%(5)	0.93%	0.94%	0.93%	1.23%	1.30	%(3)
Ratio of net investment income to average net assets (2)	8.44	%(5)	10.63%	11.76%	11.98%	16.16%	11.08%
Preferred shares asset coverage per share	$116,019		$117,697	$99,399	$109,530	$95,129	$50,082
Portfolio turnover rate	21%		29%	53%	70%	80%	130%

†	Less than $(0.005) per common share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(n) in Notes to Financial Statements).
(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.
(5)	Annualized.

See accompanying Notes to Financial Statements | Semi-Annual Report | May 31, 2013 43

Annual Shareholder Meeting Results/Changes in Investment Policy/Proxy Voting Policies & Procedures

PIMCO Corporate & Income Opportunity Fund (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 30, 2013. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	61,977,098	1,445,940

Re-election of William B. Ogden, IV – Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	61,992,537	1,430,501

Re-election of Alan Rappaport* – Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	1,489	2,718

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson*, and John C. Maney †, continued to serve as Trustees of the Fund.

*  Preferred Shares Trustee

†  Interested Trustee

Changes in Investment Policy

The Fund has, to date, observed a non-fundamental policy that the Fund may invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer’s potential revenue and prospects for recovery are favorable. Effective December 21, 2012, this policy has been amended and restated in its entirety to read as follows:

The Fund may invest up to 5% of its total assets in defaulted bonds when PIMCO believes that the issuer’s potential revenue and prospects for recovery are favorable (except that the Fund may invest in mortgage-related and other asset-backed securities without regard to this limit, subject to the Fund’s other investment policies).

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

44 May 31, 2013 | Semi-Annual Report

Trustees

Hans W. Kertess
Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Thomas L. Harter
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate & Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at us.allianzgi.com/closedendfunds.

Information on the Fund is available at us.allianzgi.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2013 Allianz Global Investors Distributors U.S. LLC	AZ610SA_053113

AGI-2013-05-31-6989

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate & Income Opportunity Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: July 31, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: July 31, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: July 31, 2013